Exhibit 32


                   Certification Accompanying Periodic Report
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                              (18 U.S.C. ss. 1350)

The undersigned, Eric Claus, President and Chief Executive Officer of The Great Atlantic & Pacific Tea Company, Inc. ("Company"), and Brenda M. Galgano, Senior Vice President, Chief Financial Officer of our Company, each hereby certifies that (1) the Quarterly Report of our Company on Form 10-Q for the period ended September 12, 2009 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of our Company.




Dated:  October 20, 2009               /s/ Eric Claus
                                       --------------
                                       Eric Claus
                                       President and
                                       Chief Executive Officer




Dated:  October 20, 2009               /s/ Brenda M. Galgano
                                       ---------------------
                                       Brenda M. Galgano
                                       Senior Vice President,
                                       Chief Financial Officer